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                                                                  EXHIBIT 10.31



                             BEYOND.COM CORPORATION

                       1999 NONQUALIFIED STOCK OPTION PLAN


     1.   Establishment, Purpose, and Definitions.

          (a) There is hereby adopted the 1999 Nonqualified Stock Option Plan (the "Plan") of Beyond.com Corporation (the "Company").

          (b) The purpose of the Plan is to provide a means whereby eligible individuals (as defined in paragraph 4, below) can acquire shares of the Company's Common Stock (the "Stock"). The Plan provides Optionees, independent contractors, and consultants of the Company and of its Affiliates (as defined below), but excluding officers and directors, an opportunity to purchase shares of Stock pursuant to options which are not described in Sections 422 or 423 of the Internal Revenue Code of 1986, as amended (the "Code") (referred to as "nonqualified stock options").

          (c) The term "Affiliates" as used in the Plan means parent or subsidiary corporations, as defined in Sections 424(e) and (f) of the Code (but substituting "the Company" for "employer corporation"), including parents or subsidiaries which become such after adoption of the Plan.

     2.   Administration of the Plan.

          (a) The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may delegate the responsibility for administering the Plan to a committee, under such terms and conditions as the Board shall determine (the "Committee"). Members of the Committee shall serve at the pleasure of the Board. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. If the Board does not delegate administration of the Plan to the Committee, then each reference in this Plan to "the Committee" shall be construed to refer to the Board.

          (b) The Committee shall determine which eligible individuals (as defined in paragraph 4, below) shall be granted options under the Plan, the timing of such grants, the terms thereof (including any restrictions on the Stock), and the number of shares of Stock subject to such options.

          (c) The Committee may amend the terms of any outstanding option granted under this Plan, but any amendment which would adversely affect an optionee's rights under an outstanding option shall not be made without the optionee's written consent. The Committee may, with the optionee's written consent, cancel any outstanding stock option or accept any outstanding stock option in exchange for a new option.



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          (d) The Committee shall have the sole authority, in its absolute discretion to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan, to construe and interpret the Plan, the rules and the regulations, and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be binding on all participants.

     3.   Stock Subject to the Plan.

          (a) An aggregate of 750,000 shares of Stock shall be available for the grant of stock options and the issuance of Stock under the Plan. If an option is surrendered (except surrender for shares of Stock) or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to such option but as to which the option had not been exercised shall continue to be available under the Plan. Any Stock which is retained by the Company upon exercise of an option in order to satisfy the exercise price for such option or any withholding taxes due with respect to such option exercise shall be treated as issued to the optionee and will thereafter not be available under the Plan.

          (b) If there is any change in the Stock subject to either the Plan or an option agreement pursuant to the Plan, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of two percent (2%)), or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Committee in order to preserve but not to increase the benefits to the individual, including adjustments to the aggregate number, kind of shares, and price per share subject to either the Plan or an option agreement.

     4. Eligible Individuals. Individuals who shall be eligible to have granted to them the options provided for by the Plan shall be such employees, independent contractors and consultants of the Company or an Affiliate, excluding officers and directors, as the Committee, in its discretion, shall designate from time to time.

     5. The Option Price. The purchase price of the Stock covered by each nonqualified stock option shall be the per share fair market value of such Stock on the date the option is granted. The exercise price of an option shall be subject to adjustment to the extent provided in paragraph 3(b), above. "Fair market value" shall mean the fair market value of the Stock as determined by the Committee from time to time in good faith. If a public market exists for the Stock, the fair market value shall be the average of the last reported bid and asked prices for Common Stock of the Company on the last trading day prior to the date of determination or, in the event the Common Stock of the Company is listed on a stock exchange or is a Nasdaq National Market security, the fair market value shall be the closing price on such exchange or quotation system on the last trading day prior to the date of determination.




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     6.   Terms and Conditions of Options.

          (a) Each option granted pursuant to the Plan will be evidenced by a written stock option agreement executed by the Company and the person to whom such option is granted.

          (b) The Committee shall determine the term of each option granted under the Plan; provided, however, that the terms of all options granted under the Plan shall not be for more than ten (10) years.

          (c) Set forth as Exhibit A is a form of Nonqualified Stock Option Agreement which may be used in granting options under this Plan. In addition, an optionee's stock option agreement may contain such other terms, provisions and conditions consistent with this Plan as may be determined by the Committee.

     7. Use of Proceeds. Cash proceeds realized from the issuance of Stock under the Plan shall constitute general funds of the Company.

     8.   Amendment, Suspension, or Termination of the Plan.

          (a) The Board may at any time amend, suspend or terminate the Plan as it deems advisable; provided that such amendment, suspension or termination complies with all applicable requirements of state and federal law.

          (b) No option may be granted under the Plan during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the affected individual's consent, alter or impair any rights or obligations under any option previously granted under the Plan.

          9. Assignability. Unless otherwise provided in a specific option agreement, each option granted pursuant to this Plan shall, during an optionee's lifetime, be exercisable only by such optionee, and neither the option nor any right hereunder shall be transferable by such optionee by operation of law or otherwise other than by will or the laws of descent and distribution.

     10.  Payment Upon Exercise of Options.

          (a) Subject to applicable laws, the consideration to be paid for the shares of Stock to be issued upon exercise of an option including the method of payment, shall be determined by the Committee. In addition to any other types of consideration the Committee may determine, the Committee is authorized to accept as consideration for shares of Stock issued under the Plan the following; provided that the portion of the consideration equal to the par value of the shares of Stock must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

               (i) cash;

               (ii) check;




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               (iii) delivery of Optionee's promissory note with such recourse, interest, security, and redemption provisions as the Committee determines as appropriate;

               (iv) surrender of shares of Stock or delivery of a properly executed form of attestation of ownership of shares of Stock as the Committee may require (including withholding of shares of Stock otherwise deliverable upon exercise of the option) which have a fair market value on the date of surrender or attestation equal to the aggregate exercise price of the shares of Stock as to which said option shall be exercised (but only to the extent that such exercise of the option would not result in an accounting compensation charge with respect to the shares of Stock used to pay the exercise price unless otherwise determined by the Committee);

               (v) payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased shares of Stock and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares of Stock and
     (B) shall provide written directives to the Company to deliver the certificates for the purchased shares of Stock directly to such brokerage firm in order to complete the sale transaction; or

               (vi) any combination of the foregoing methods of payment.

     11. Withholding Taxes. No option granted under the Plan shall be exercised until the optionee has made arrangements acceptable to the Committee for the satisfaction of federal, state, and local income and employment tax withholding obligations, including without limitation obligations incident to the receipt of Stock under the Plan and the lapsing of restrictions applicable to such Stock. Upon an optionee's exercise of a stock option, the Company may satisfy its withholding obligations by withholding from such optionee or requiring the optionee to surrender shares of Stock sufficient to satisfy federal, state and local income and employment tax withholding obligations.

     12. Restrictions on Transfer of Shares. The Stock acquired pursuant to the exercise of options granted under the Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances or other transfer as are in effect among the stockholders of the Company at the time such Stock is acquired, as well as to such other restrictions as the Committee shall deem advisable.

     13.  Corporate Transactions.

          (a) Except as may be provided otherwise in an individual stock option agreement, in the event of any Change of Control, all outstanding options shall terminate immediately prior to the specified effective date of the Change of Control unless such options are assumed by the successor corporation or its parent company pursuant to options providing substantially equal value and having substantially equivalent provisions as the options granted under this Plan.




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          (b)  For purposes of the Plan, "Change in Control" means the occurrence of any of the following events:

               (i) (A) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) fifty-percent (50%) or more of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) the stockholders of the Company approve either a plan of liquidation or dissolution of the Company or an agreement for the sale, lease, exchange or other transfer or disposition by the Company of fifty-percent (50%) or more of the Company's assets; or

               (ii) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the Company's outstanding common stock.







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                                    EXHIBIT A

                             BEYOND.COM CORPORATION

                       1999 NONQUALIFIED STOCK OPTION PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT


         This Agreement is made as of ____________, _______, between BEYOND.COM CORPORATION, a Delaware corporation (the "Company"), and
______________________________________________________ ("Optionee").


                                   WITNESSETH:

         WHEREAS, the Company has adopted its 1999 Nonqualified Stock Option Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it; and

         WHEREAS, the Company regards Optionee as a valuable employee of or service provider to the Company or one of its subsidiaries, and has determined that it would be to the advantage and in the interests of the Company and its stockholders to grant the options provided for in this Agreement to Optionee as an inducement to remain in the employ or service of the Company or its subsidiaries and as an incentive for increased efforts during such employment or service;

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

         1. Option Grant. The Company hereby grants to Optionee the right and option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of ____________ shares of the Company's Common Stock, $.001 par value (the "Stock"). This option is not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or qualify as an incentive stock option.

         2. Option Price. The per share purchase price of the Stock subject to this option shall be $__________, as determined by the Board of Directors of the Company or a Committee designated by it (the "Committee"). The term "Option Price" as used in this agreement refers to the per share purchase price of the Stock subject to this option.

         3. Option Period. This option shall be exercisable only during the Option Period, and during such Option Period the exercisability of the option shall be subject to the limitations of paragraph 4 and the vesting provisions of paragraph 5. The Option Period shall commence on ___________________________________ (the "Grant Date") and except as provided in paragraph 4, shall terminate ten (10) years from the Grant Date (the "Termination Date").

         4. Limits on Option Period. The Option Period may end before the Termination Date, as follows:



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            (a) If Optionee ceases to be a bona fide employee or service provider to the Company or an Affiliate (as defined in the Plan) for any reason other than disability (within the meaning of subparagraph (c)) or death during the Option Period, unless otherwise determined by the Committee, (i) the Option Period shall terminate thirty (30) days after the date of such cessation of employment or service or on the Termination Date, whichever shall first occur, and (ii) the option shall be exercisable only to the extent exercisable under paragraph 5 on the date of Optionee's cessation of employment or service and shall thereafter cease to be exercisable.

            (b) If Optionee dies while in the employ of or service to the Company or an Affiliate, unless otherwise determined by the Committee, (i) the Option Period shall end one (1) year after the date of death or on the Termination Date, whichever shall first occur, and (ii) Optionee's executor or administrator or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise this option only to the extent exercisable under paragraph 5 on the date of Optionee's death.

            (c) If Optionee's employment or service is terminated by reason of disability (within the meaning of Section 22(e)(3) of the Code), unless otherwise determined by the Committee, (i) the Option Period shall end six (6) months after the date of Optionee's cessation of employment or service or on the Termination Date, whichever shall first occur, and (ii) the option shall be exercisable only to the extent exercisable under paragraph 5 on the date of Optionee's cessation of employment or service.

            (d) If Optionee is on a leave of absence from the Company or an Affiliate because of Optionee's disability, or for the purpose of serving the government of the country in which the principal place of employment of Optionee is located, either in a military or civilian capacity, or for such other purpose or reason as the Committee may approve, Optionee shall not be deemed during the period of such absence, by virtue of such absence alone, to have terminated employment or service with the Company or an Affiliate except as the Committee may otherwise expressly provide. Vesting as provided in Section 5 of this Agreement while on a leave of absence shall be at the discretion of the Committee.

         5. Vesting of Right to Exercise Options. Subject to other limitations contained in this Agreement, the Optionee shall have the right to exercise the options in accordance with the following vesting schedule:

            (a) As to ____________[25%] of the number of shares of Stock covered by the option on and after [one year from date of grant];

            (b) On or after the last day of each full month following _______________ [one year from the date of grant] this option may be exercised by the Optionee for the purchase of an additional ___________ [fraction] of the number of shares of Stock covered by the option (_________ shares), or any portion thereof.

            (c) Any portion of the option that is not exercised shall accumulate and may be exercised at any time during the Option Period prior to the Termination Date. No partial




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exercise of this option may be for less than one hundred (100) shares. In no event shall the Company be required to issue fractional shares.

         6. Method of Exercise. Optionee may exercise this option with respect to all or any part of the shares of Stock then subject to such exercise as follows:

            (a) By giving the Company written notice of such exercise in the form attached as Exhibit 1 to this Agreement, specifying the number of such shares of Stock as to which this option is exercised and payment of the Option Price for each share of Stock purchased by any of the following means, or combination thereof:

                (i) cash;

                (ii) check;

                (iii) surrender of shares of Stock or delivery of a properly executed form of attestation of ownership of shares of Stock as the Committee may require (including withholding of shares of Stock otherwise deliverable upon exercise of the option) which have a fair market value on the date of surrender or attestation equal to the aggregate exercise price of the shares of Stock as to which the option is exercised (but only to the extent that such exercise of the option not result in an accounting compensation charge with respect to the shares of Stock used to pay the exercise price unless otherwise determined by the Committee); or

                (iv) payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee provides (A) written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased shares of Stock and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares of Stock and (B) written directives to the Company to deliver the certificates for the purchased shares of Stock directly to such brokerage firm in order to complete the sale transaction.

            (b) Optionee shall be required, as a condition precedent to acquiring Stock through exercise of the option, to execute one or more agreements relating to obligations in connection with ownership of the Stock or restrictions on transfer of the Stock no less restrictive than the obligations and restrictions to which the other stockholders of the Company are subject at the time of such exercise.

            (c) If required by the Committee, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or Optionee's legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof; provided, however, that such assurance shall be deemed inapplicable to (1) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which may hereafter be filed and become effective under the Securities Act of 1933, as amended (the "Securities Act"), and with respect to which no stop order suspending the effectiveness thereof has been issued, and
(2) any other sale of such shares with respect to which in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act of 1933, as amended.




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         As soon as practicable after receipt of the notice required in paragraph 6(a) and satisfaction of the conditions set forth in paragraphs 6(b) and 6(c), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 1195 West Fremont Avenue, Sunnyvale CA 94087, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange or the Nasdaq Stock Market, and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

         7. Corporate Transactions.

            (a) Reorganizations. If there should be any change in a class of Stock subject to this option, through merger, consolidation, reorganization, recapitalization, reincorporation, stock split, stock dividend (in excess of two percent (2%)) or other change in the corporate structure of the Company, the Company may make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee, including adjustments in the number of shares of such Stock subject to this option and in the per share purchase price thereof. Any adjustment made pursuant to this paragraph 7 as a consequence of a change in the corporate structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares subject to this option.

            (b) Definitions. For purposes of the Agreement, the following terms shall have the meanings set forth below:

                (iii) "Annual Base Salary" means Optionee's annual base salary at the rate in effect during the last regularly scheduled payroll period immediately preceding (i) the Change in Control or (ii) the Covered Termination, whichever is greater.

                (iv) "Change in Control" means the occurrence of any of the following events:

                      (1) (A) the stockholders of the Company approve a merger
                or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) fifty-percent (50%) or more of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) the stockholders of the Company approve either a plan of liquidation or dissolution of the Company or an agreement for the



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                sale, lease, exchange or other transfer or disposition by the
                Company of fifty-percent (50%) or more of the Company's assets;
                or

                      (2) any person (as such term is used in Sections 13(d) and
                14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the Company's outstanding common stock.

                (v) "Constructive Termination" means that the Optionee
            voluntarily terminates his employment after any of the following are undertaken without Optionee's express written consent:

                      (1) the assignment to Optionee of any duties or
                responsibilities which result in any material diminution or material adverse change of Optionee's position, status or circumstances of employment as in effect immediately prior to a Change in Control of the Company; a change in Optionee's titles or offices as in effect immediately prior to a Change in Control of the Company which results in any material diminution or material adverse change of Optionee's position, status or circumstances of employment; or any removal of Optionee from or any failure to re-elect Optionee to any of such positions, except in connection with the termination of his employment for death, disability, retirement, fraud, misappropriation, embezzlement or any other voluntary termination of employment by Optionee other than a Constructive Termination; provided, however, that no Constructive Termination shall be deemed to occur following a Change in Control of the Company by merely virtue of the Company operating as a subsidiary or division of the acquiring company if the Optionee continues with no material adverse change or material diminution in Optionee's title, duties or responsibilities following the Change in Control;

                      (2) a reduction by the Company in Optionee's Annual Base
                Salary by greater than ten (10) percent;

                      (3) any failure by the Company to continue in effect any
                benefit plan or arrangement, including incentive plans or plans to receive securities of the Company, in which Optionee is participating at the time of a Change in Control of the Company (hereinafter referred to as "Benefit Plans"), or the taking of any action by the Company which would materially adversely affect Optionee's participation in or reduce Optionee's benefits under the Benefit Plans or deprive Optionee of any fringe benefit enjoyed by Optionee at the time of a Change in Control of the Company; provided, however, that no Constructive Termination shall be deemed to occur following a Change in Control of the Company if the Company offers a range of benefit plans and programs which, taken as a



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                whole, are comparable to the Benefit Plans as determined in good faith by the Company;

                      (4) a relocation of Optionee, or the Company's principal
                offices if Optionee's principal office is at such offices, to a location more than forty (40) miles from the location at which Optionee was performing his duties prior to a Change in Control of the Company, except for required travel by Optionee on the Company's business to an extent substantially consistent with Optionee's business travel obligations at the time of a Change in control of the Company;

                      (5) any material breach by the Company of any provision of this Agreement; or

                      (6) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company.

                (vi) "Covered Termination" means an Involuntary Termination or a
            Constructive Termination occurring in either case within one (1) year following a Change in Control. No other event shall be a Covered Termination for purposes of this Agreement.

                (vii) "Involuntary Termination" means Optionee's dismissal or discharge by the Company (or, if applicable, by the successor entity) for reasons other than commission of a felony or any other crime involving moral turpitude, repeated failure to perform services in accordance with the requests of superiors within the context of Optionee's duties, or the commission of a material fraud, misappropriation, embezzlement or other act of gross dishonesty on the part of Optionee which resulted in material loss, damage or injury to the Company.

         The termination of an Optionee's employment would not be deemed to be an "Involuntary Termination" if such termination occurs as a result of the death or disability of Optionee.

            (c) Stock Option Vesting Acceleration. One-half (1/2) of the Stock covered by this option which are then unvested shall become fully vested and exercisable immediately upon the occurrence of a Covered Termination. To the extent a Covered Termination results from the failure of the Company to obtain the assumption of the option by the successor corporation or its parent, the acceleration of the option shall be effective ten (10) business days prior to the consummation of the Change of Control. By way of example and solely for illustrative purposes, if at the time of a Covered Termination Optionee holds stock options covering the purchase of 100,000 shares of Company stock which are exercisable as to 50,000 shares and not exercisable as to 50,000 shares, the stock options shall be exercisable as to an additional 25,000 shares due to the Covered Termination. Except as set forth herein, the terms of the Option Agreement shall remain in full force and effect and subject to the terms of the Plan




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         8. Limitations on Transfer. This option shall, during Optionee's lifetime, be exercisable only by Optionee, and neither this option nor any right hereunder shall be transferable by Optionee by operation of law or otherwise other than by will or the laws of descent and distribution. In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of this option or of any right hereunder, except as provided for in this Agreement, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate this option by notice to Optionee and this option shall thereupon become null and void.

         9. No Stockholder Rights. Neither Optionee nor any person entitled to exercise Optionee's rights in the event of his death shall have any of the rights of a stockholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

         10. NO EFFECT ON TERMS OF EMPLOYMENT. SUBJECT TO THE TERMS OF ANY WRITTEN EMPLOYMENT CONTRACT TO THE CONTRARY, THE ENTITY WHICH EMPLOYS OPTIONEE SHALL HAVE THE RIGHT TO TERMINATE OR CHANGE THE TERMS OF EMPLOYMENT OF OPTIONEE AT ANY TIME AND FOR ANY REASON WHATSOEVER, WITH OR WITHOUT CAUSE.

         11. Notice. Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its Chief Financial Officer at the office of the Company at 1195 West Fremont Avenue, Sunnyvale CA 94087, and any notice to be given to Optionee shall be addressed to Optionee at the address given by Optionee beneath Optionee's signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited in a post office or branch post office regularly maintained by the United States, or sent by express courier service (postage, registration or certification fee, or courier service prepaid).

         12. Committee Decisions Conclusive. All decisions of the Committee upon any question arising under the Plan or under this Agreement shall be conclusive.

         13. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's spouse, executor, Committee or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

         14. Withholding. Optionee agrees to withholding of shares from exercise for satisfaction of any applicable federal, state or local income tax or employment tax withholding requirements. The Committee may issue Optionee an additional option, with terms, other than price, identical to this option agreement, entitling Optionee to purchase additional Stock in an amount equal to the number of shares so retained.

         15. Delaware Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware.

         IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement as of the day and year first above written.


                                          BEYOND.COM CORPORATION


                                          By
                                             ----------------------------------
                                          Its
                                             ----------------------------------


                                          Optionee
                                                  -----------------------------

                                          Address:
                                                  -----------------------------

                EXHIBIT 1 TO NONQUALIFIED STOCK OPTION AGREEMENT

                         STOCK OPTION EXERCISE AGREEMENT


            This Agreement is made this _____ day of ________________, _____ between Beyond.com Corporation, a Delaware corporation (the "Company"), and the employee named below ("Optionee").


Optionee:

Address:

Total Shares Subject to Option:

Option Price Per Share:

Date of Grant:

Expiration Date of Option

Type of Option:     Nonqualified



            Optionee hereby delivers to the Company the Option Purchase Price per share for each share purchased hereunder, to the extent permitted in the Option Agreement, as follows [CHECK AS APPLICABLE AND COMPLETE]:


     [  ]   cash (check) in the amount of $___________, receipt of which is acknowledged by the Company;

     [  ]   by delivery of ____________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current fair market value of $_________ per share (determined in accordance with the Plan) (but only to the extent that such exercise would not result in an accounting compensation change with respect to the shares used to pay the exercise price unless otherwise determined by the Committee);

     [  ]   by the waiver hereby of compensation due or accrued for services rendered in the amount of $______________;

     [  ]   through delivery of a promissory note in the amount of $_________
            with such terms as determined by the Committee;

     [  ]   by delivery of a "same day sale" commitment from the Optionee and a broker dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price of $_________ and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company (this payment method may be used only if a public market for the Company's stock exists); or

     [  ]   by delivery of a "margin" commitment from the Optionee and an NASD
            Dealer whereby the Optionee irrevocably elects to exercise this option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price of $_________ directly to the Company (this payment method may be used only if a public market for the Company's stock exists).

The Company and Optionee hereby agree as follows:

            1. Exercise of Option. Effective as of today, ______________, ___ the undersigned (the "Optionee") hereby elects to exercise the Optionee's option to purchase ___________ shares under and pursuant to the Company's 1999 Nonqualified Stock Option Plan (the "Plan") and the 1999 Nonqualified Stock Option Agreement (the "Option Agreement") dated _______________, ________.

            2. Representations of the Optionee. The Optionee acknowledges that the Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

            3. Rights as Stockholder. Until the stock certificate evidencing such shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the option is exercised.

            4. Tax Consultation. The Optionee understands that the Optionee may suffer adverse tax consequences as a result of the Optionee's purchase or disposition of the shares. The Optionee represents that the Optionee has consulted with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of the shares and that the Optionee is not relying on the Company for any tax advice

            5. Taxes. The Optionee agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations.

            6. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.




                Exhibit 1 to Nonqualified Stock Option Agreement
                     Form of Stock Option Exercise Agreement

            7. Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

            8. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Optionee or by the Company forthwith to the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on all persons.

            9. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of Delaware. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

            10. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

            11. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

            12. Entire Agreement. The Plan and the Option Agreement are incorporated herein by reference, and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and the Optionee.



Submitted By:                                Accepted By:

"OPTIONEE"                                   "COMPANY"

       _____________________________         Beyond.com Corporation,
                                             a Delaware corporation


                                             By:    ___________________________
Name: ______________________________         Name:  ___________________________
Address:____________________________         Title: ___________________________
        ____________________________
        ____________________________

Dated:  ______ __, ____                       Dated:  ______ __, ____




                Exhibit 1 to Nonqualified Stock Option Agreement
                     Form of Stock Option Exercise Agreement